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10.66 Satisfaction of promissory note payable to Central Finance, LLC dated December 15, 2011.

GENERAL RELEASE

THIS GENERAL RELEASE is entered into between CUI Global, Inc., a Colorado Corporation, and its wholly owned subsidiary, CUI, Inc., an Oregon Corporation (hereinafter: "CUI"), on the one hand and Central Finance LLC, a Washington limited liability company (hereinafter: "the Releasing Party").

FOR VALUE RECEIVED, ***ONE HUNDRED AND EIGHTY FOUR DOLLARS AND TWO CENTS ($184,781.02)*** to be paid to the Releasing Party by CUI under the terms set forth below and other good and valuable consideration, the receipt of which is hereby acknowledged the undersigned, on behalf of the Releasing Party and on behalf of its, officers, subsidiaries, affiliates, directors and employees hereby release, remise and forever discharge CUI, its, officers, subsidiaries, affiliates, directors and employees (collectively the "Released Parties") from any and all rights, claims, demands, actions, contracts, agreements and causes of action, whether known or unknown, suspected or unsuspected, contingent or otherwise which the Releasing Parties may have or may claim to have against any of the Released Party (collectively "Claims") and more particularly those claims, if any, arising from those six (6) secured promissory notes entered into between CUI and the Releasing Party on or about April 17, 2007; May, 7, 2007; May 11, 2007; June 7, 2007; July 6, 2007; & July 30, 2007 ("the Notes").

1. The Releasing Party represents and warrants to the Released Parties that
   (a) No entity in which the Releasing Party has an equity interest has any Claims against any Released Party; and
   (b) Releasing Party has not assigned or transferred to any person or entity any Claims released in this General Release.
   (c) This release is freely and voluntarily executed by Releasing Party after having been apprised of all relevant information and data and after having had the opportunity to be advised by an attorney and all other information relevant to such a release. The Releasing Party in executing this release does not rely on any inducements, promises or representations made by the Released Parties or their representatives or agents other than as expressed in the document.
2. This release is intended by the parties to release all claims, damages and losses to Releasing Party or its property, real or personal, whether known, unknown, foreseen, unforeseen, patent or latent, which Releasing Party may have against Released Parties. Releasing Party understands and acknowledges the significance and consequence of such specific intention to release all claims, and hereby assume full responsibility for any injuries, damages or losses that they may incur from any and all actions and non-actions of the Released Parties.
3. The Releasing Party agrees to indemnify, defend, and hold harmless the Released Parties from all loss, liability, claim, damage or expense involving third party claims, arising from or in connection with (i) the assertion by or on behalf of the Releasing Party of any Claim purported to be released hereunder, (ii) the assertion by any third party of any claim against the Released Party which claim arises from any assertion by or on behalf of the Releasing Party against such third party of any Claims or other matters purported to be released hereunder, and (iii) any assignment or transfer of Claims and/or the Notes.
4. Except as otherwise provided herein, this Release shall bind and inure to the benefit of and be enforceable by the parties and their respective successors and assigns and

any person or entity acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the party's assets and business.

5. Each person signing this Release on behalf of the parties hereto represents that he has full and proper legal authority to bind the entity for which he signed this Release and that the said entity is fully bound by the terms of this Release.

IN WITNESS WHEREOF, the undersigned has executed this General Release this 15 day of ~~August, 2010.~~ Dec. 2011 (CLM)

Releasing Party

Central Finance LLC

By: ______________________
Cliff Melby

Released Parties

CUI Global, Inc.

By: ______________________
William J. Clough, Esq.